EXHIBIT 99.1

For Immediate Release:	For further information, contact: Jaime F. Brito ir@mariner-energy.com (713) 954-5558

Mariner Energy Announces Drilling Results and Hedging Activity
Houston, TX — April 23, 2007, Mariner Energy, Inc. (NYSE: ME) announces year-to-date drilling results and provides information on recent hedging activity.
DRILLING RESULTS
Offshore
To date during 2007, Mariner has been successful on nine of eleven wells drilled in the Gulf of Mexico. Five of the successful wells were exploratory, and four were development wells. Seven of the successes are located on the conventional shelf, and two are in deepwater. The successful exploratory wells are:

Well	Operator	Working Interest

SM 150#1	Mariner	100%
WC 110#18	Mariner	100%
EI 337 A5ST1	Devon	2%
HI A467 A1ST1	Mariner	100%
WC 252#1	EPL	25%
     The successful development wells are:

Well	Operator	Working Interest

WC 110#12	Mariner	100%
HI A467A16	Mariner	100%
AT 426#1BP1	Mariner	42%
AT 426#2	Mariner	42%

Two exploratory wells, one on the deep shelf and one in the deepwater, were not successful:

Well	Operator	Working Interest

WC 130#4	Dominion	15%
EB 369 #1	Mariner	60%
Mariner is currently drilling four offshore wells, all of which are exploratory:

Well	Operator	Working Interest	Location

MP 50#1	Cimarex	25%	Conventional Shelf
HI 467 A17	Mariner	100%	Conventional Shelf
BA A24#1	Hydro	20%	Deep Shelf
EB 424#1	Mariner	41%	Deepwater
Onshore
In West Texas, to date during 2007, Mariner has drilled 33 wells, with 100% success, and currently has four rigs running.
HEDGING
Since December 31, 2006, Mariner has entered into the following new hedging contracts:

		Weighted-Average
Fixed Price Swaps	Quantity	Fixed Price

Natural Gas (MMBtus)
May 1 - December 31, 2007	8,774,596	$8.00
January 1 - December 31, 2008	7,774,290	$8.59
January 1 - September 30, 2009	8,052,820	$8.30

Crude Oil (Bbls)
July 1 - December 31, 2007	627,900	$69.20
January 1 - December 31, 2008	992,350	$69.34
January 1 - September 30, 2009	1,280,750	$68.93
FORWARD-LOOKING STATEMENTS
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Mariner assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future, including our guidance estimates, are forward-looking statements. Our forward-looking statements are generally accompanied by words such as “may”, “will”, “estimate”, “project”, “predict”, “believe”, “expect”, “anticipate”, “potential”, “plan”, “goal”, or other words that convey the uncertainty of future events or outcomes. The forward-looking statements provided in this press release are based on the current belief of Mariner based on currently available information as to the outcome and timing of future events and assumptions that Mariner believes are reasonable. Mariner cautions that its forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development, production and sale of oil and natural gas. These risks include, but are not limited to, price volatility or inflation, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks described in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and other documents filed by Mariner with the SEC. Any of these factors could cause the actual results and plans of Mariner to differ materially from those in the forward-looking statements. Investors are urged to read the Annual Report on Form 10-K for the year ended December 31, 2006 and other documents filed by Mariner with the SEC. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mariner.
ABOUT MARINER ENERGY, INC.
Mariner Energy, Inc. is an independent oil and gas exploration, development and production company headquartered in Houston, Texas, with principal operations in the Gulf of Mexico and West Texas. For more information about Mariner, please visit its website at www.mariner-energy.com.
For further information, contact:
Jaime F. Brito, Director, Investor Relations
ir@mariner-energy.com
(713) 954-5558